UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 29, 2026
BNB STANDARD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)
385 South Pierce Avenue, Suite C
Louisville, Colorado 80027
(Address of principal executive office) (Zip Code)
(303) 993-5271
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	BNC	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWW	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWZ	Nasdaq Capital Market
Preferred Stock Purchase Rights	N/A	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Restated Articles or Bylaws; Change in Fiscal Year.
Name Change and Restated Articles
Effective at 12:01 a.m. Pacific Time on September 29, 2026, the registrant changed its corporate name from “CEA Industries Inc.” to “BNB Standard Corporation” (the “Name Change”). The registrant effected the Name Change by filing a Certificate of Amendment to its Restated Articles (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada on September 21, 2026, with a delayed effective date and time of 12:01 a.m. Pacific Time on September 29, 2026. The Certificate of Amendment amends Article 1 of the Restated Articles to change the registrant’s name and makes no other change. The registrant’s Board of Directors (the “Board”) approved the Certificate of Amendment on September 18, 2026. Pursuant to Section 78.390(8) of the Nevada Revised Statutes (the “NRS”), the Name Change did not require stockholder approval.
On September 29, 2026, following the effectiveness of the Name Change, the registrant filed Restated Restated Articles (the “Restated Articles”) with the Secretary of State of the State of Nevada under Section 78.403 of the NRS. The Restated Articles integrate into a single instrument the registrant’s Restated Articles as restated on September 4, 2026 and the Certificate of Amendment. In place of restating its terms, the Restated Articles note the existence of the Certificate of Designation of the Series C Junior Participating Preferred Stock, which remains in effect. The Restated Articles do not further amend the Restated Articles.
The Name Change does not affect the rights of the registrant’s security holders. The registrant’s common stock will continue to trade on The Nasdaq Stock Market LLC under the symbol “BNC,” and its warrants will continue to trade under the symbols “BNCWW” and “BNCWZ.” The CUSIP numbers for the common stock and the warrants will not change. Holders of certificated shares of common stock and holders of warrants do not need to exchange their certificates or take any other action in connection with the Name Change.
The descriptions of the Certificate of Amendment and the Restated Articles in this Item 5.03 are summaries and are qualified in their entirety by reference to the full text of the Certificate of Amendment and the Restated Articles, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated in this Item 5.03 by reference.
Amended and Restated Bylaws
On October 2, 2026, the Board of the registrant, on the recommendation of its Nominating and Governance Committee, adopted Amended and Restated Bylaws of the registrant (as amended and restated, the “Amended Bylaws”), effective immediately. The Amended Bylaws amend and restate the registrant’s bylaws as in effect immediately before their adoption (the “Prior Bylaws”). Under Section X.02 of the Prior Bylaws and Section 78.120 of the NRS (the “NRS”), the adoption of the Amended Bylaws did not require stockholder approval. The Amended Bylaws make the following changes, among others.
Voting standard. The Amended Bylaws provide that, except as otherwise required by applicable law, the Restated Articles or the Amended Bylaws, at any meeting at which a quorum is present, directors are elected by a plurality of the votes cast and every other matter is approved if the votes cast in favor of the matter exceed the votes cast opposing it. Abstentions and broker non-votes are not votes cast and have no effect on the outcome of a matter. The Prior Bylaws required the affirmative vote of a majority of the shares represented at the meeting and entitled to vote, under which an abstention had the same effect as a vote against, and did not expressly address the treatment of broker non-votes. The plurality standard for the election of directors is unchanged.
Quorum. The Amended Bylaws reduce the quorum for a meeting of stockholders from a majority of the outstanding shares entitled to vote to the holders of one-third of the voting power of the outstanding shares entitled to vote, present in person or represented by proxy, which is the minimum permitted by Nasdaq Listing Rule 5620(c).
Meetings, notice, proxies and inspectors. The Amended Bylaws authorize the Board to hold a meeting of stockholders solely by means of remote communication or to permit remote participation in a meeting held at a physical location, in each case as permitted by the NRS, and set out the measures the registrant must implement for remote participants to be deemed present in person. They permit notice of meetings by electronic transmission, including by a notice of Internet availability of proxy materials under Rule 14a-16 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and permit stockholders to authorize proxies by electronic transmission, including by Internet or telephone. They also require the Board to appoint one or more inspectors of election in advance of each meeting of stockholders and set out the inspectors’ duties. The Prior Bylaws provided for notice of meetings only by mail and for proxies only by a signed writing filed with the Secretary, did not expressly authorize meetings held solely by remote communication, and did not provide for inspectors of election.

Stockholder action by written consent. The Amended Bylaws provide that stockholders may act by written consent if consents are delivered by holders of at least a majority of the voting power, or any greater proportion of the voting power that would be required to take the action at a meeting. The Prior Bylaws required consents from holders of not less than the minimum number of votes necessary to take the action at a meeting at which all shares entitled to vote were present and voted. The procedures for requesting a record date and delivering consents are unchanged.
Advancement of expenses. The Amended Bylaws require the registrant to advance expenses, including attorneys’ fees, incurred by a director or officer in defending a proceeding within 30 days after receiving a written request and an undertaking to repay the advanced amount if a court of competent jurisdiction ultimately determines that the director or officer is not entitled to indemnification. Advancement to a director or officer is not subject to the case-by-case determination that applies to indemnification. The rights of directors and officers under the indemnification article are contract rights that vest when the person becomes a director or officer and may not be eliminated or impaired by a later amendment or repeal of that article as to acts or omissions occurring before the amendment or repeal. The Prior Bylaws conditioned advancement on authorization in the specific case. The registrant may advance expenses to employees and agents on terms the Board determines.
Insurance. The Amended Bylaws require the registrant to maintain directors’ and officers’ liability insurance in amounts and on terms the Board determines to be reasonable and, before the consummation of a change in control of the registrant, to purchase coverage for claims made during a period of not less than six years after the change in control with respect to acts or omissions occurring at or before it, on terms no less favorable than the coverage then in effect, to the extent available on commercially reasonable terms. The Prior Bylaws permitted, but did not require, the registrant to maintain this insurance.
The Amended and Restated Bylaws also make certain administrative, modernizing, clarifying, and conforming changes, including technical and non-substantive revisions to align with the Nevada Revised Statutes and the Company's Articles of Incorporation.
The foregoing description of the Amended Bylaws is a summary and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 7.01. Regulation FD Disclosure.
On September 29, 2026, the registrant issued a press release announcing the Name Change. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.
The registrant is filing as Exhibit 4.1 to this Current Report on Form 8-K an updated description of its securities registered under Section 12 of the Exchange Act, which reflects the Name Change, the Restated Articles and the Amended Bylaws. The updated description supersedes the description of the registrant’s securities filed as Exhibit 4.1 to its Current Report on Form 10-8 filed on September 4, 2026 and is intended to update the description of the registrant’s securities incorporated by reference into its registration statements filed under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits
(d)Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Articles of CEA Industries Inc., filed with the Secretary of State of the State of Nevada on September 21, 2026 and effective September 29, 2026
3.2	Restated Articles of BNB Standard Corporation, filed with the Secretary of State of the State of Nevada on September 29, 2026
3.3	Amended and Restated Bylaws of BNB Standard Corporation, dated October 2, 2026
4.1	Description of Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934, as amended
99.1	Press Release, dated September 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: October 2, 2026

BNB STANDARD CORPORATION

By:	/s/ William B. Miller
Name:	William B. Miller
Title:	Interim Principal Executive Officer and Chief Financial Officer